UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: April 25, 2012

(Date of Earliest Event Reported)

CAPSTEAD MORTGAGE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-08896	75-2027937
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

8401 North Central Expressway Suite 800 Dallas, Texas	75225
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 874-2323

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Approval of Amended 2004 Flexible Long-Term Incentive Plan

On April 25, 2012, stockholders of Capstead Mortgage Corporation (the “Company”) re-approved the Capstead Mortgage Corporation Amended 2004 Flexible Long-Term Incentive Plan.

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 25, 2012, the Company issued a press release announcing first quarter 2012 results. A copy of the press release is attached as Exhibit 99.1.

The information in Item 2.02 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

(a) The annual meeting of stockholders was held on April 25, 2012. As of February 22, 2012, the record date for the annual meeting, there were 90,314,208 shares outstanding and entitled to vote. At the annual meeting, 81,747,839 shares, or approximately 90.5% of the eligible voting shares, were represented either in person or by proxy.

At the meeting, the stockholders voted on the following items:

1.	Proposal (1) to elect seven nominees to the Company’s board of directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualified. The following nominees were elected to board (constituting the entire board), with the voting results for each nominee as shown:

Name	For	Withheld/ Abstentions	Broker Non-votes
Jack Biegler	51,648,241	333,255	29,766,343
Andrew F. Jacobs	50,611,277	1,370,219	29,766,343
Gary Keiser	51,617,258	364,238	29,766,343
Paul M. Low	51,169,958	811,538	29,766,343
Christopher W. Mahowald	51,615,838	365,658	29,766,343
Michael G. O’Neil	51,202,287	779,209	29,766,343
Mark S. Whiting	51,262,635	718,861	29,766,343

2a.	Proposal (2a) to consider advisory approval of the Company’s compensation philosophy. This proposal was approved by the votes indicated below:

For	Against	Abstain	Broker Non-votes
47,487,059	2,141,188	2,353,249	29,766,343

2b.	Proposal (2b) to consider advisory approval of the compensation granted to the Company’s executive officers in 2011. This proposal was approved by the votes indicated below:

For	Against	Abstain	Broker Non-votes
47,370,997	2,236,164	2,374,335	29,766,343

3.	Proposal 3 to re-approve the Capstead Mortgage Corporation Amended 2004 Flexible Long-Term Incentive Plan. This proposal was approved by the votes indicated below:

For	Against	Abstain	Broker Non-votes
48,616,328	3,100,408	264,760	29,766,343

4.	Proposal 5 to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012. This proposal was approved by the votes indicated below:

For	Against	Abstain	Broker Non-votes
80,431,326	1,086,610	229,903	0

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

99.1	Press release issued by Capstead Mortgage Corporation dated April 25, 2012 announcing first quarter 2012 results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTEAD MORTGAGE CORPORATION

April 25, 2012

By:	/s/ Phillip A. Reinsch
Phillip A. Reinsch
Chief Financial Officer and
Executive Vice President